UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2010

MISSION WEST PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8383	95-2635431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10050 Bandley Drive, Cupertino, CA 95014
(Address of principal executive offices, zip code)

 Registrant’s telephone number, including area code: (408) 725-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)
The following information is being furnished by the Company as required for Item 2.02(a) of this report and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 13, 2011, the Company issued a press release announcing its earnings results for the first quarter ended March 31, 2011. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
99.1	Mission West Properties, Inc. Press Release dated April 13, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISSION WEST PROPERTIES, INC.

Date: April 14, 2011	By:	/s/ Wayne N. Pham
Wayne N. Pham
Vice President of Finance